SCUDDER
                                                                 INVESTMENTS(SM)
                                                                 [LOGO]

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EQUITY/GLOBAL
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Scudder Global Fund
Fund #007

Annual Report
August 31, 2000

A fund seeking long-term growth of capital by investing at least 65% of its total assets in U.S. and foreign equities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Investment Portfolio

                      22   Financial Statements

                      25   Financial Highlights

                      26   Notes to Financial Statements

                      32   Report of Independent Accountants

                      33   Tax Information

                      34   Shareholder Meeting Results

                      35   Officers and Directors

                      36   Investment Products and Services

                      38   Account Management Resources

Scudder Global Fund


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ticker symbol SCOBX                                              fund number 007
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Date of               o    During the past twelve months, the global market
Inception:                 environment has been characterized by volatility in
7/23/86                    technology stocks, rapid sector rotations, and
                           frequent shifts in investor sentiment.

Total Net             o    In this climate, we continue to focus on companies
Assets as                  that we believe stand to benefit from important
of 8/31/00:                long-term themes in the global economy.
$1.6 billion
                     o     This approach, along with an emphasis on
                           diversification, enabled the fund to beat its unmanaged benchmark -- the MSCI World Index -- with lower levels of absolute risk.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to present the annual report for Scudder Global Fund. The global equity markets have provided a bumpy ride for investors during the past twelve months, as volatility in the U.S. has contributed to unusually large swings in developed stock markets worldwide. This environment has been unsettling even for experienced investors, but, as always, we encourage shareholders to remain focused on the long-term trends that are unfolding in the global markets. Consumers are continuing to adopt technology at a rapid pace, and technology-led productivity increases are serving to keep inflation in check and put more power in the hands of consumers. Consolidation activity continues to accelerate as companies seek to position themselves for the increasingly competitive environment of the global marketplace. As a result, several "old economy" companies stand to benefit from an environment of increased pricing power. Although these positive underlying trends do not guarantee that stock prices will rise in the short term, we believe that they provide the foundation for strong market performance over time.

Combining a theme-driven approach with sound fundamental research, the management team of Scudder Global Fund seeks to invest in companies that are poised to capitalize on important developments such as these. This strategy has led us to diversify the portfolio among a wide variety of companies and industries, helping the fund beat its benchmark during the twelve-month reporting period. We believe that our approach will continue to benefit shareholders in what promises to be an uncertain environment in the year ahead.

Thank you for your continued investment in Scudder Global Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Global Fund

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                      Scudder Global Fund    MSCI World Index*
                      -------------------    -----------------

           '90               10000                 10000
           '91               10687                 10855
           '92               11572                 11128
           '93               14076                 13508
           '94               15745                 14645
           '95               16927                 15849
           '96               18834                 17843
           '97               23229                 21823
           '98               23380                 22639
           '99               29105                 30123
           '00               33129                 34074


                          Yearly periods ended August 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                               Growth of                               Average
Period ended 8/31/2000          $10,000           Cumulative            Annual
--------------------------------------------------------------------------------
Scudder Global Fund
--------------------------------------------------------------------------------
1 year                         $  11,383             13.83%               13.83%
--------------------------------------------------------------------------------
5 year                         $  19,572             95.72%               14.37%
--------------------------------------------------------------------------------
10 year                        $  33,129            231.29%               12.73%
--------------------------------------------------------------------------------
MSCI World Index*
--------------------------------------------------------------------------------
1 year                         $  11,312             13.12%               13.12%
--------------------------------------------------------------------------------
5 year                         $  21,499            114.99%               16.52%
--------------------------------------------------------------------------------
10 year                        $  34,074            240.74%               13.03%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                         Yearly periods ended August 31

                  Total Return
                  ------------
        Scudder Global Fund      MSCI World Index*
        -------------------      -----------------

1991            6.87                   8.54
1992            8.28                   2.52
1993           21.64                  21.39
1994           11.85                   8.41
1995            7.51                   8.22
1996           11.27                  12.58
1997           23.33                  22.30
1998            0.65                   3.74
1999           24.48                  33.06
2000           13.83                  13.12



                    1991  1992   1993   1994   1995   1996  1997   1998   1999   2000
----------------------------------------------------------------------------------------
Fund Total
Return (%)           6.87  8.28  21.64  11.85   7.51  11.27 23.33    .65  24.48  13.83
----------------------------------------------------------------------------------------
Index Total
Return (%)           8.54  2.52  21.39   8.41   8.22  12.58 22.30   3.74  33.06  13.12
----------------------------------------------------------------------------------------
Net Asset
Value ($)           18.97 19.50  23.12  25.32  26.73  28.57 33.06  27.87  31.25  31.36
----------------------------------------------------------------------------------------
Income
Dividends ($)         .43   .31    .16    .24    .11    .25   .28    .88    .55    .20
----------------------------------------------------------------------------------------
Capital Gains          --   .66    .34    .26    .34    .84  1.53   4.58   2.61   3.91
Distributions ($)
----------------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
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                                                                 August 31, 2000

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Geographical
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)                           The fund's weighting in
                                                             Japan has decreased
                                                          from 21% of net assets
                                                           on February 29, 2000.

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART REFLECTING THE BELOW LISTED DATA.

United States and Canada    39%
Europe                      36%
Japan                       16%
Pacific Basin                5%
Africa                       3%
Latin America                1%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)                              Management continues
                                                               to seek a balance
                                                                         between
                                                               "old economy" and
                                                                   "new economy"
                                                                         stocks.

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART REFLECTING THE BELOW LISTED DATA.

Energy                      13%
Manufacturing               12%
Financial                   12%
Metals and Minerals         12%
Technology                  10%
Communications               8%
Utilities                    7%
Health                       6%
Media                        5%
Other                       15%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(16% of Portfolio)                                       The fund's top holdings
                                                        illustrate its extensive
                                                                diversification.

1.  Enron Corp.
    Producer of natural gas and electricity

2.  Aventis S.A.
    Manufacturer of life science products

3.  Siemens AG
    Electrical engineering and electronics company

4.  Reuters Group plc
    International news and information agency

5.  International Business Machines Corp.
    Manufacturer of computers and servicer of information processing units

6.  AT&T Corp. -- Liberty Media Group
    Holding company of entertainment networks

7.  Anglo American Platinum Corp., Ltd.
    Platinum producer

8.  Nortel Networks Corp.
    Provider of telephone, data and wireless products for the Internet

9.  Woodside Petroleum, Ltd.
    Producer of oil and gas

10. Stillwater Mining Co.
    Mining company

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 2000

In the following interview, lead portfolio manager William E. Holzer discusses Scudder Global Fund's strategy and the market environment in the twelve-month period ended August 31, 2000.

Q: How would you characterize the global market environment of the past year?

A: The last twelve months have been notable in the sense that the markets have been extremely volatile, and investors' perception of the so-called "old" and "new" economies has changed considerably. The latter part of 1999 and the first two months of this year were characterized by a very strong run-up in large-cap technology stocks worldwide, as central banks injected substantial liquidity into the global economy in order to preempt any Y2K problems. This rally was especially marked in Europe and Asia, as the narrow universe of non-U.S. technology stocks caught up -- and in some cases overtook -- their U.S. counterparts in terms of valuation. The dominance of this small universe of large-cap stocks ensured that index performance was strong through the early months of 2000.

Once Y2K proved to be a non-issue, central banks (especially in the U.S.) began to rein in liquidity. A climate of higher rates globally prompted investors to question the valuation of so-called "new economy" stocks, and to be highly sensitive to any shortfalls in their earnings results. The period from March-June 2000 saw a dramatic sell-off in the technology, media, and telecommunications (TMT) sectors, and the apparent resurgence of large-cap "old economy" stocks with attractive valuations. By mid-summer, growing investor confidence regarding the prospects of a soft landing in the U.S. economy -- and an end to the long series of U.S. rate hikes -- halted these declines. (The term "soft landing" refers to a slowing of growth -- brought about by Fed rate hikes -- that allows the economy to continue growing at a more reasonable pace, but without the threat of inflation that could arise during a period of rapid growth.) But confidence nevertheless remained bruised, as evidenced by the reaction to slowing momentum amongst industry titans like Nokia, and a reflection on the potential for lower long-term returns among telecom companies, suggested by the very high prices obtained by the European nations for wireless bandwidth. In addition, investors were rattled by soaring energy prices and the persistent weakness in the euro, continental Europe's common currency.

Q: How was the fund positioned for this environment?

A: Our strategic view since late 1998 has emphasized the compelling nature of consumers' adoption of technology, the emergence of the "virtual corporation" (as companies' boundaries become more transparent due to technology and technology-driven relationships with suppliers and customers), and rapid consolidation among producers of raw materials and commodity manufactured goods as they seek to generate the returns on capital demanded by investors. This view also directs us away from companies caught between price-advantaged virtual companies and the higher input prices charged by consolidating suppliers. We have therefore sought to pursue a "barbell" strategy, which is designed to provide appropriate exposure to technology opportunities, balanced by different, non-correlated risks.

This approach has led us to maintain an emphasis on the four key themes that we outlined in the February report. "The Empowered Consumer" focuses on companies that are enabling consumers to take advantage of the Internet. Included in this category are makers of consumer devices, providers of Internet access, and content providers. Since late 1999, we have been trimming exposure to our investments in this area, as well as upgrading their overall quality. "Virtuality," which also focuses on technology, is a theme that includes companies whose business strategies are moving to Internet-based models, as well as existing companies that are taking advantage of the Internet to expand their regular lines of business. Overall, our holdings under these two themes produced a strong performance over the full period, but we will be keeping a watchful eye on the fund's technology exposure, since the market has been judging any hiccups in company performance swiftly and harshly.

On the old economy side are the "Ultimate Subcontractor," through which we invest in commodity producing companies that are poised to benefit from increasing price advantages and faster global growth, and "Secure Streams of Income," which provides defensive exposure through its positions in power and infrastructure utilities. In combination, these two themes represent the bulk of our exposure to companies outside of the technology area.

Q: How did the fund perform in this climate?

A: Although the fund's performance lagged against its benchmark when tech stocks were rallying during the early part of 2000, its extensive diversification proved beneficial to performance over the full year. During the twelve-month period ended August 31, 2000, the fund produced a total return of 13.83%, versus a gain of 13.12% for its unmanaged benchmark, the MSCI World Index. In a period notable for its high volatility and rapid sector rotations, our focus on maintaining exposure to stocks in a wide range of industries proved beneficial to the fund's risk-adjusted returns. Specifically, it allowed us to take advantage of the run-up in technology stocks in the November-February period, and to prosper from the stronger performance of old economy stocks -- such as those in the energy and utilities sectors -- during the summer months.

Q: What are some stocks that illustrate the fund's investment themes?

A: The Ultimate Subcontractor theme is illustrated by Anadarko Petroleum, one of the world's largest independent exploration and production companies. Our investment rationale for this stock is similar to the thesis behind other stocks we hold under this theme; namely, our belief that it is one of the better companies in a raw materials industry that is emerging from years of low prices and consolidation as a leaner, cheaper producer at a time when pricing power is returning. The stock, which has benefited from higher oil prices, new discoveries, and the acquisition of new properties, has been a consistent performer for the fund.

Nextel, a telecom company that we hold under the Empowered Consumer theme, provides both digital and analog communications services, and is building the infrastructure that supports the Internet. Just this past year, Nextel introduced the new mobile phones that will allow users access to the Internet. Although this technology is still in its infancy, we believe it will lead to a myriad of handheld devices that will allow users to access the Internet without a hard wire connection. As the operator of a national cellular network in the U.S., Nextel should be positioned to capitalize on the growth in popularity of these devices.

Under the Virtuality theme, we hold Enron, an electric and gas concern that has successfully broken into e-business. The company's Web site allows buyers and sellers to conduct transactions on over 800 products in a matter of seconds. Enron has pioneered the idea of making a market in electricity and gas, and helped create the infrastructure to allow the trading of these commodities. Recently, it has also turned its attention to bandwidth trading. In this way, the company has embraced the use of the Internet to grow earnings by expanding on its traditional lines of business.

Q: What is your outlook for the remainder of 2000 and beyond?

A: Our view of the global economy remains mixed as we approach year-end. We believe that it may be too early to assume that the U.S. has experienced a "soft landing." Worldwide production overcapacity, stretched further by the efficiencies achieved by the adoption of technology in the form of productivity gains and networked supplier relationships, is keeping some prices well in check. Nevertheless, we must seek to understand what will take place when excess capacity is exhausted. In the meantime, there must be a resolution to the conflicting trends of a slowing economy and continued increases in corporate earnings. Buffeted by these inconsistencies in the short term, markets should remain volatile. Over the longer term, however, the investment picture remains far from clear.

We will therefore maintain our current investment strategy, using our thematic approach and extensive diversification to strive to produce attractive returns and mitigate risks. This approach has worked well during the volatile environment of the past year, and we believe it will also be well suited for the months ahead.

Scudder Global Fund:
A Team Approach to Investing

Scudder Global Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager William E. Holzer has had day-to-day responsibility for the fund's worldwide strategy and investment themes since its inception in 1986. Mr. Holzer, who has over 23 years of experience in global investing, joined the Adviser in 1980.

Portfolio manager Nicholas Bratt joined the Adviser in 1976 and the team in 1993. Mr. Bratt is the director of the Adviser's Global Equity Group.


Investment Portfolio                                                    as of August 31, 2000
---------------------------------------------------------------------------------------------

                                                                   Principal
                                                                   Amount (c)     Value ($)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Repurchase Agreements 2.6%
----------------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 6.6%, to be repurchased
    at $39,265,197 on 9/1/2000** (Cost $39,258,000) .............   39,258,000      39,258,000

----------------------------------------------------------------------------------------------
Bonds 3.2%
----------------------------------------------------------------------------------------------

 Germany

 Federal Republic of Germany, 9%, 10/20/2000
    (Cost $53,059,768) ........................................EUR  55,400,000      49,402,677

----------------------------------------------------------------------------------------------
Participating Loan Notes 0.3%
----------------------------------------------------------------------------------------------

 Luxembourg

 Eurotunnel Finance Ltd., Step-up Coupon, 1% to
    12/31/2005, 1% plus 26.45% of net available cash flows
    to 4/30/2040 (Cost $6,183,494) ..............................        4,617(d)    5,320,168

                                                                        Shares
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Common Stocks 93.9%
----------------------------------------------------------------------------------------------

 Australia 3.5%

 Broken Hill Proprietary Co., Ltd. (Petroleum, mineral and
    steel exploration and production) ...........................      1,333,800    14,603,374
 WMC Ltd. (Mineral exploration and production) ..................      3,748,851    17,656,270
 Woodside Petroleum, Ltd.* (Producer of oil and gas) ............      2,673,124    22,065,766
                                                                                --------------
                                                                                    54,325,410
                                                                                --------------
 Brazil 1.5%

 Aracruz Celulose SA (ADR) (pfd.)"B"(Producer of
    eucalyptus kraft pulp) ......................................        605,400    11,729,625
 Companhia Vale do Rio Doce (pfd.) "A"* (Diverse mining
    and industrial complex) .....................................        398,600    10,766,467
                                                                                --------------
                                                                                    22,496,092
                                                                                --------------
 Canada 5.0%

 Alberta Energy Co., Ltd. (Major oil and gas producer) ..........         73,500     2,707,238

 BCE, Inc. (Provider of telecommunication services) .............        368,727     8,269,116
 Barrick Gold Corp. (Explorer and producer of gold in
    North and South America) ....................................      1,004,700    16,012,406
 Canadian National Railway Co. (Railroad operator) ..............        338,600     9,837,003
 Manulife Financial Corp. (Provider of financial services) ......        570,600    12,331,009

    The accompanying notes are an integral part of the financial statements.

                                                                  Shares       Value ($)
-----------------------------------------------------------------------------------------

 Nortel Networks Corp. (Provider of telephone, data and
    wireless products for the Internet) ...................       270,852    22,091,400
 Teleglobe, Inc. (Provider of telecommunication services) .       289,600     5,805,776
                                                                           ------------
                                                                             77,053,948
                                                                           ------------
 China 0.2%
 American Standard China "B"* (Plumbing products) (b) .....           526     3,102,080
                                                                           ------------
 France 4.6%
 Aventis SA (Manufacturer of life science products) .......       367,921    27,599,554
 Canal Plus SA (Provider of television programs) ..........        21,444     3,500,889
 Eurotunnel SA* (Designer, financer and constructor of a
    tunnel that runs under the English Channel and
    connects England to France) ...........................     9,042,631     8,107,873
 STMicroelectronics N.V. (Manufacturer of semiconductor
    integrated circuits) ..................................       266,316    16,313,124
 Suez Lyonnaise des Eaux SA (Water and electric utility) ..        97,455    14,439,470
                                                                           ------------
                                                                             69,960,910
                                                                           ------------
 Germany 7.0%
 Allianz AG (Multi-line insurance company) ................        18,057     6,091,440
 BASF AG (International chemical producer) ................       424,799    15,914,270
 Bayer AG (Chemical producer) .............................       362,562    15,336,843
 Metro AG (Operator of building, clothing, department,
    electronic and food stores) ...........................       352,100    13,378,289
 Muenchener Rueckversicherungs-Gesellschaft AG
    (Registered) (Insurance company) ......................        41,231    11,310,274
 Schering AG (Pharmaceutical and chemical producer) .......       355,995    18,993,681
 Siemens AG (Electrical engineering and
    electronics company) ..................................       166,768    26,870,771
                                                                           ------------
                                                                            107,895,568
                                                                           ------------
 Italy 0.5%
 Mediobanca SpA (Provider of loans and credit to
    manufacturing and service firms) ......................       746,200     8,042,012
                                                                           ------------
 Japan 15.7%
 Asahi Chemical Industry Co., Ltd. (Producer of synthetic
    fibers, industrial chemicals, petrochemicals, plastics,
    rubber and food products) .............................     1,009,000     6,306,250
 Chugai Pharmaceutical Co., Ltd. (Pharmaceutical
    company) ..............................................       773,000    13,762,181
 Daiei, Inc.* (Producer of foods, clothing, household
    items, furniture and toiletries) ......................     1,692,000     4,851,499
 Daiwa Securities Group, Inc. (Provider of brokerage
    and other financial services) .........................       581,000     7,240,723

    The accompanying notes are an integral part of the financial statements.

                                       17

---------------------------------------------------------------------------------------
                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------
 Fujitsu, Ltd. (Manufacturer of computers) ...............       425,000    12,305,566
 Matsushita Electric Industrial Co., Ltd. (Manufacturer
    of consumer electronic products) .....................       303,000     8,290,480
 Mitsubishi Estate Co., Ltd. (Real estate company) .......     1,132,000    11,137,556
 Mitsui & Co., Ltd. (Trading company handling steel
    products, gas, metals, textiles and chemicals) .......       500,000     3,359,258
 Mitsui Fudosan Co., Ltd. (Real estate company) ..........     1,209,000    13,084,661
 NEC Corp. (Manufacturer of telecommunication
    and computer equipment) ..............................       511,000    14,604,104
 NTT DoCoMo, Inc. (Provider of various telecommunication
    services and equipment) ..............................           462    12,208,021
 Nichii Gakkan Co. (Provider of hospital administrative
    services) ............................................        25,500     1,108,696
 Nikko Securities Co., Ltd. (Securities broker and dealer)       352,000
                                                                             3,394,003
 Nippon Telegraph & Telephone Corp. (Provider of
    telecommunication services) ..........................           919    10,936,376
 Nomura Securities Co., Ltd. (Financial adviser,
    securities broker and underwriter) ...................       459,000    10,730,931
 Sakura Bank, Ltd. (Provider of banking services) ........     2,469,000    18,369,434
 Sankyo Co., Ltd. (Leading ethical drug producer) ........       471,200    10,905,772
 Sony Corp. (Manufacturer of consumer and industrial
    electronic equipment) ................................       153,300    17,093,984
 TDK Corp. (Manufacturer of magnetic tapes
    and floppy discs) ....................................        86,000    12,700,150
 Teijin, Ltd. (Manufacturer of polyester products) .......     3,380,000    12,541,979
 Toshiba Corp. (Manufacturer of electric machinery) ......     1,759,000    17,290,021
 Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer
    and marketer of a wide variety of pharmaceuticals) ...       376,000    18,602,699
                                                                           ------------
                                                                           240,824,344
                                                                           ------------
 Korea 1.0%
 Korea Electric Power Corp. (Electric utility) ...........       501,240    14,737,699
                                                                            ----------
 South Africa 2.7%
 Anglo American Platinum Corp., Ltd. (ADR)
    (Platinum producer) ..................................       568,986    22,258,732
 Impala Platinum Holdings Ltd. (ADR) (Mines and
    markets platinum group metals) .......................       420,900    19,933,824
                                                                            ----------
                                                                            42,192,556
                                                                            ----------
 Switzerland 1.3%
 Roche Holding AG (Developer and manufacturer of
    pharmaceutical and chemical products) ................           856     7,670,075
 Serono SA "B" (Developer and marketer of biotechnology
    products and network application services) ...........         4,800     5,635,382

    The accompanying notes are an integral part of the financial statements.

                                       18

--------------------------------------------------------------------------------------
                                                           Shares       Value ($)
--------------------------------------------------------------------------------------
 Swisscom AG (Operator of telecommunication networks
    and network application services) ...................        25,991     7,374,816
                                                                           ----------
                                                                           20,680,273
                                                                           ----------
 United Kingdom 18.1%
 ARM Holdings plc* (Designer of RISC microprocessors
    and related technology) .............................       432,400     5,771,397
 BOC Group plc (Diversified chemical company) ...........     1,238,084    17,980,082
 Cable & Wireless plc (International telecommunication
    services in the United Kingdom and Hong Kong) .......       914,060    16,881,482
 Carlton Communications plc (Television post-production
    products and services) ..............................     1,991,600    21,670,596
 Enterprise Oil plc (Oil and gas exploration and
    production) .........................................     1,166,447     9,282,161
 Granada Media plc* (Producer of TV programs, feature
    films and made-for-TV movies) .......................     1,486,145    14,014,642
 Great Universal Stores plc "A" (Catalog home shopping,
    retailing, finance and property investment) .........     2,328,007    16,482,063
 National Grid Group plc (Owner and operator of electric
    transmission systems) ...............................     1,960,468    16,041,550
 National Power plc (Electricity generation company) ....     2,837,222    19,387,495
 Prudential plc (Provider of a broad range of financial
    services) ...........................................       665,608     8,710,289
 Railtrack Group plc (Operator of railway infrastructure)       800,938    11,434,086
 Reuters Group plc (International news and information
    agency) .............................................     1,169,649    23,417,585
 Rio Tinto plc (Mining company) .........................     1,351,548    21,549,472
 Royal & Sun Alliance Insurance Group, Inc. (Insurance
    company) ............................................     2,370,733    16,509,402
 Scottish Power plc (Electric utility) ..................     2,110,035    16,071,501
 Shell Transport & Trading plc (Petroleum company) ......     2,373,735    20,249,627
 SmithKline Beecham plc (Manufacturer of ethical
    drugs and health care products) .....................     1,212,226    15,784,307
 Standard Chartered plc (International banking group) ...         5,122        70,892

 Vodafone Group plc (Provider of mobile
    telecommunication services) .........................     1,749,921     7,064,169
                                                                          -----------
                                                                          278,372,798
                                                                          -----------
 United States 32.8%
 AT&T Corp. (Provider of telecommunications services) ...       321,801    10,136,732
 AT&T Corp.-- Liberty Media Group "A"* (Holding
    company of entertainment networks) ..................     1,046,952    22,378,599
 Air Products & Chemicals, Inc. (Producer of
    industrial gases) ...................................       488,400    17,735,025
 Amerada Hess Corp. (Exploration, production and
    transmission of crude oil and natural gas) ..........       229,400    15,699,563

          The accompanying notes are an integral part of the financial statements.

                                       19

---------------------------------------------------------------------------------------
                                                           Shares       Value ($)
---------------------------------------------------------------------------------------
America Online, Inc.* (Provider of online
   computer services) ....................................      152,200    8,922,725
American Home Products Corp. (Diversified
   pharmaceutical company) ...............................      344,600   18,673,013
Anadarko Petroleum Corp. (Explorer and producer of
   crude oil and natural gas) ............................      281,700   18,527,409
Burlington Resources, Inc. (Explorer and producer of
   crude oil and natural gas) ............................      280,700   11,035,019
CINergy Corp. (Holding company of electrical utilities
   in Ohio, Indiana and Kentucky) ........................      154,300    4,532,563
Chubb Corp. (Property and casualty insurance company) ....      158,843   12,161,417
Cisco Systems, Inc.* (Manufacturer of computer
   network products) .....................................       78,400    5,370,400
Conoco, Inc. "A" (Explorer of crude oil, natural gas
   and natural gas liquids) ..............................      704,800   17,752,150
EMC Corp.* (Provider of enterprise storage systems,
   software, networks and services) ......................       81,800    8,016,400
Electronic Arts, Inc.* (Developer and marketer of
   entertainment software) ...............................       40,700    4,393,056
Electronic Data Systems Corp. (Provider of information
   technology systems) ...................................      334,000   16,637,375
Enron Corp. (Producer of natural gas and electricity) ....      377,800   32,065,773
Equity Residential Properties Trust (REIT) (Owner of
   apartment properties) .................................      324,700   15,585,600
Exxon Mobil Corp. (International oil company) ............      194,300   15,859,738
International Business Machines Corp. (Manufacturer of
   computers and servicer of information processing units)      175,180   23,123,760
Intuit, Inc.* (Provider of financial software for
   households and small businesses) ......................      121,600    7,280,800
Lockheed Martin Corp. (Manufacturer of aircraft, missiles
   and space equipment) ..................................      490,900   13,929,288
Newmont Mining Corp. (International gold exploration
   and mining company) ...................................      617,000   11,453,063
Nextel Communications, Inc. "A"* (Provider of
   telecommunication services) ...........................      235,000   13,027,813
Northrop Grumman Corp. (Manufacturer of aircraft,
   aircraft assemblies and electronic systems for military
   and commercial use) ...................................      255,900   19,912,219
Oracle Corp.* (Provider of database management
   software) .............................................      121,500   11,048,906
Parametric Technology Corp.* (Producer of mechanical
   design software) ......................................      529,400    7,080,725
Peco Energy Co. (Provider of electric and gas utility) ...      416,900   20,089,369

      The accompanying notes are an integral part of the financial statements.

                                       20

---------------------------------------------------------------------------------------------
                                                                      Shares       Value ($)
---------------------------------------------------------------------------------------------
 Phillips Petroleum Co. (Petroleum exploration, production
    and refining) ...........................................         247,700      15,326,438
 QUALCOMM, Inc.* (Developer and manufacturer of
    communication systems) ..................................         119,100       7,131,113
 Sabre Group Holdings, Inc. "A" (Provider of online travel
    reservation capabilities) ...............................         247,800       6,907,425
 St. Paul Companies, Inc. (Provider of insurance products
    and services) ...........................................         187,800       8,943,975
 Stillwater Mining Co.* (Mining company) ....................         647,050      21,999,700
 Sun Microsystems, Inc.* (Manufacturer of high-performance
    workstations, servers and software) .....................          57,000       7,235,438
 USEC, Inc. (Provider of enriched uranium products
    and services) ...........................................       1,978,200       8,654,625
 USX-US Steel Group, Inc. (Integrated steel producer) .......         471,700       8,195,788
 Unocal Corp. (Explorer and producer of oil and gas) ........         295,400       9,858,975
 UnumProvident Corp. (Provider of group disability and
    special risk insurance) .................................         566,100      12,277,294
 Viacom, Inc. "B"* (Provider of a wide range of
    entertainment and communication services) ...............         230,900      15,542,456
                                                                                  -----------
                                                                                  504,501,727
---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,167,002,675)                                       1,444,185,417
---------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,265,503,937) (a)                  1,538,166,262
---------------------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $1,265,595,092. At August 31, 2000, net unrealized appreciation for all securities based on tax cost was $272,571,170. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $374,566,991 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $101,995,821.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,102,080 (0.20% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at August 31, 2000 aggregated $5,260,000. These securities may also have certain restrictions as to resale.

(c)      Principal amount stated in U.S. dollars unless otherwise noted.

(d) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

         Currency Abbreviation
         ---------------------------
         EUR        Euro


    The accompanying notes are an integral part of the financial statements.

Financial Statements

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of August 31, 2000
------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,265,503,937) ....................   $ 1,538,166,262
Cash .........................................................................               438
Foreign currency, at value (cost $11,694,253) ................................        11,252,740
Receivable for investments sold ..............................................        14,122,756
Dividends receivable .........................................................         3,239,171
Interest receivable ..........................................................         3,840,959
Receivable for Fund shares sold ..............................................        10,001,600
Foreign taxes recoverable ....................................................           951,056
Due from Adviser .............................................................            28,697
                                                                                 ---------------
Total assets .................................................................     1,581,603,679

Liabilities
------------------------------------------------------------------------------------------------
Payable for investments purchased ............................................        24,476,040
Payable for Fund shares redeemed .............................................           881,486
Unrealized depreciation on forward currency exchange contracts ...............         2,002,496
Accrued management fee .......................................................         1,267,439
Accrued reorganization costs .................................................            68,196
Accrued Directors' fees and expenses .........................................            66,400
Other accrued expenses and payables ..........................................           957,429
                                                                                 ---------------
Total liabilities ............................................................        29,719,486
Net assets, at value .........................................................   $ 1,551,884,193

Net Assets
------------------------------------------------------------------------------------------------
Net assets consists of:
Undistributed net investment income...........................................       11,590,829
Net unrealized appreciation
(depreciation) on:

  Investments ................................................................       272,662,325
  Foreign currency related transactions ......................................       (2,808,001)
Accumulated net realized gain (loss) .........................................       160,763,152
Paid-in capital ..............................................................     1,109,675,888
------------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 1,551,884,193
------------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share ($1,551,884,193 /
   49,483,429 shares of capital stock outstanding, $.01 par value, 100,000,000
   shares authorized) ........................................................   $         31.36


    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Statement of Operations for the year ended August 31, 2000
------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,809,197) ........   $  41,405,647
Interest .......................................................       6,075,524
                                                                  --------------
Total Income ...................................................      47,481,171
                                                                  --------------
Expenses:
Management fee .................................................      14,778,270
Services to shareholders .......................................       4,264,480
Custodian and accounting fees ..................................       1,043,838
Auditing .......................................................          60,726
Legal ..........................................................          65,749
Directors' fees and expenses ...................................         106,294
Reports to shareholders ........................................         223,301
Registration fees ..............................................          47,732
Interest expense ...............................................          45,779
Reorganization .................................................          92,472
Other ..........................................................           9,337
                                                                  --------------
Total expenses, before expense reductions ......................      20,737,978
Expense reductions .............................................         (28,697
                                                                  --------------
Total expenses, after expense reductions .......................      20,709,281
--------------------------------------------------------------------------------
Net investment income (loss)                                       $  26,771,890
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:

Investments ....................................................     259,710,144
Foreign currency related transactions (includes CPMF tax of
  $20,470)  ....................................................      (8,574,192
                                                                  --------------
                                                                     251,135,952
                                                                  --------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     (72,934,695
Foreign currency related transactions ..........................       5,010,909
                                                                  --------------
                                                                     (67,923,786
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           183,212,166
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 209,984,056
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                 Two Months
                                            Year Ended             Ended           Year Ended
                                            August 31,            August 31,        June 30,
Increase (Decrease) in Net Assets              2000                 1999              1999
----------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .........   $    26,771,890    $     1,183,151    $    12,502,448
Net realized gain (loss) on
   investment transactions............       251,135,952         40,116,804        177,875,882
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period.....       (67,923,786)       (42,965,272)       (90,016,200)
                                        ---------------- ------------------     --------------
Net increase (decrease) in net
   assets resulting from operations ..       209,984,056         (1,665,317)       100,362,130
                                        ---------------- ------------------    ---------------
Distributions to shareholders
   from:
Net investment income ................        (9,511,923)                --       (27,785,964)
                                        ---------------- ------------------    ---------------
Net realized gains on investment
   transactions ......................      (190,452,234)                --      (132,754,958)
                                        ---------------- ------------------    ---------------
Fund share transactions:
Proceeds from shares sold ............       962,348,630         80,900,406        713,598,163
Reinvestment of distributions ........       189,689,074                 --        153,008,888
Cost of shares redeemed ..............    (1,162,690,488)      (137,216,950)      (962,137,062)
                                        ---------------- ------------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions......................        (10,652,784)       (56,316,544)       (95,530,011)
                                        ---------------- ------------------    ---------------
Increase (decrease) in net assets ....          (632,885)       (57,981,861)      (155,708,803)
Net assets at beginning of period ....     1,552,517,078      1,610,498,939      1,766,207,742
Net assets at end of period
   (including undistributed net
   investment income of $11,590,829
   and $8,435,573 for the periods
   ended August 31, 2000 and 1999,
   respectively, and accumulated
   distributions in excess of net
   investment income of $3,209,389 for
   the year ended June 30, 1999)......   $ 1,551,884,193    $ 1,552,517,078    $ 1,610,498,939

Other Information
----------------------------------------------------------------------------------------------
Shares outstanding at beginning
   of period .........................        49,687,211         51,461,588         54,499,264
                                        ---------------- ------------------    ---------------
Shares sold ..........................        31,217,458          2,573,566         23,857,882
Shares issued to shareholders in .....         6,205,069                 --          5,351,753
   reinvestment of distributions
Shares redeemed ......................       (37,626,309)        (4,347,943)       (32,247,311)
                                        ---------------- ------------------    ---------------
Net increase (decrease) in Fund
   shares ............................          (203,782)        (1,774,377)        (3,037,676)
Shares outstanding at end of
   period.............................        49,483,429         49,687,211         51,461,588

     The accompanying notes are an integral part of the financial statements

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------
                             2000(b)     1999(c)   1999(d)  1998(d)   1997(d) 1996(d)
-------------------------------------------------------------------------------------
Net asset value, beginning
of period                     $31.25      $31.30    $32.41   $33.67    $28.73  $25.64
                            ---------------------------------------------------------
Income (loss) from
investment operations:
-------------------------------------------------------------------------------------
  Net investment income
  (loss)                         .53(a)(f)   .02(a)    .23(a)   .38(a)    .17(a)  .24
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions       3.69        (.07)     1.82     3.82      6.58    3.94
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
  Total from investment
  operations                    4.22        (.05)     2.05     4.20      6.75    4.18
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net investment income         (.20)         --      (.55)    (.88)     (.28)  (.25)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions      (3.91)         --     (2.61)   (4.58)    (1.53)  (.84)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
  Total distributions          (4.11)         --     (3.16)   (5.46)    (1.81)  (1.09)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Net asset value, end
of period                     $31.36      $31.25    $31.30   $32.41    $33.67   $28.73
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total Return (%)               13.83        (.16)**   7.18    14.93     24.91    16.65
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                   1,552       1,553     1,610    1,766     1,604    1,368
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Ratio of expenses (%)           1.33(e)     1.36*     1.35     1.34      1.37     1.34
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Ratio of net investment         1.71(f)      .44*      .79     1.19       .59      .84
income (loss) (%)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)       60          29*       70       51        41       29
--------------------------------------------------------------------------------------


(a) Per share amounts have been calculated using average shares outstanding.

(b)      For the year ended August 31, 2000.

(c) For the two months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from June 30 to August 31.

(d)      For the years ended June 30.

(e) The ratio of operating expenses excluding costs incurred in connection with the reorganization was 1.32% (see Notes to Financial Statements).

(f) Net investment income per share includes non-recurring dividend income amounting to $0.29 per share; the ratio of net investment income excluding the non-recurring dividend is 0.77%.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/ International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

On June 7, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes from June 30 to August 31, which became effective subsequent to June 30, 1999.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

--------------------------------------------------------------------------------

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the

--------------------------------------------------------------------------------

opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund was subject to a 0.38% Contribuicao Provisoria sobre
Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market until June 17, 2000. Effective June 18, 2000 the CPMF tax is 0.30%.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. Investment Transactions and Investment Income.

Investment transactions are accounted for on the trade date.
Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

B. Purchases and Sales of Securities

During the year ended August 31, 2000, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $804,286,404 and $971,199,131, respectively. Purchases and sales of U.S. Government obligations for the year ended August 31, 2000 aggregated $79,144,866 and $82,658,828, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets and 0.85% on such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. For the year ended August 31, 2000, the fee pursuant to such Agreement amounted to $14,778,270, which was equivalent to an annual effective rate of 0.95% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended August 31, 2000, the amount charged to the Fund by SSC aggregated $2,110,505, of which $336,686 is unpaid at August 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended August 31, 2000, the amount charged to the Fund by STC aggregated $1,352,418, of which $203,820 is unpaid at August 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 2000, the amount charged to the Fund by SFAC aggregated $577,424, of which $95,002 is unpaid at August 31, 2000.

--------------------------------------------------------------------------------

The Fund pays each Director not affiliated with the Adviser an annual retainer, divided equally among the series of the Corporation, plus specified amounts for attended board and committee meetings. For the year ended August 31, 2000, Directors' fees and expenses aggregated $48,900. In addition, a one-time fee of $57,394 was accrued for payment to those Directors not affiliated with the Adviser who did not stand for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $28,697 of such costs.

D. Commitments

As of August 31, 2000, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $2,002,496.

                                                                  Net Unrealized
                                                                   Appreciation
                                                     Settlement   (Depreciation)
     Contracts to Deliver        In Exchange For        Date         (U.S.$)
--------------------------------------------------------------------------------
Japanese Yen 12,062,177,705  U.S. Dollars 111,979,221  10/23/00      (2,002,496)

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee

--------------------------------------------------------------------------------

covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Fund (the "Fund") at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
October 13, 2000

Tax Information
--------------------------------------------------------------------------------

The Fund paid distributions of $3.80 per share from net long-term capital gains during its year ended August 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $226,230,000 as capital gain dividends for its year ended August 31, 2000, of which 100% represents 20% rate gains.

For corporate shareholders, 86% of the income dividends paid during the Fund's fiscal year ended August 31, 2000 qualified for the dividends received deduction.

The Fund paid foreign taxes of $1,809,197 and earned $16,336,000 of foreign source income during the year ended August 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.34 per share as income earned from foreign sources for the year ended August 31, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------
A Special Meeting of Shareholders (the "Meeting") of Scudder Global Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Directors of Scudder Global/International Fund, Inc.

                                                         Number of Votes:
   Director                                         For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          24,153,222           613,998
   Linda C. Coughlin                             24,123,840           643,380
   Dawn-Marie Driscoll                           24,152,424           614,796
   Edgar R. Fiedler                              24,095,339           671,881
   Keith R. Fox                                  24,158,515           608,705
   Joan E. Spero                                 24,124,491           642,729
   Jean Gleason Stromberg                        24,115,697           651,524
   Jean C. Tempel                                24,129,880           637,341
   Steven Zaleznick                              24,098,452           668,768
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending August 31, 2000.

                                    Number of Votes:
         For                Against              Abstain              Broker
                                                                    Non-Votes*
--------------------------------------------------------------------------------
     24,062,265             265,836              439,119                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Linda C. Coughlin*                           Jan C. Faller*
   o  President and Director                     o  Vice President

 Henry P. Becton, Jr.                          William F. Glavin*
   o  Director; President, WGBH                  o  Vice President
      Educational Foundation
                                               William E. Holzer*
 Dawn-Marie Driscoll                             o  Vice President
   o  Director; President, Driscoll
      Associates; Executive Fellow,            James E. Masur*
      Center for Business Ethics,                o  Vice President
      Bentley College
                                               Ann M. McCreary*
 Edgar R. Fiedler                                o  Vice President
   o  Director; Senior Fellow and
      Economic Counsellor,                     Gerald J. Moran*
      The Conference Board, Inc.                 o  Vice President

 Keith R. Fox                                  M. Isabel Saltzman*
   o  Director; General Partner,                 o  Vice President
      The Exeter Group of Funds
                                               Howard S. Schneider*
 Joan E. Spero                                   o  Vice President
   o  Director; President,
      The Doris Duke Charitable                John Millette*
      Foundation                                 o  Vice President and
                                                    Secretary
 Jean Gleason Stromberg
   o  Director; Consultant                     Kathryn L. Quirk*
                                                 o  Vice President and
 Jean C. Tempel                                     Assistant Secretary
   o  Director; Managing Director,
      First Light Capital, LLC                 John R. Hebble*
                                                 o  Treasurer
 Steven Zaleznick
   o Director; President and Chief             Brenda Lyons*
     Executive Officer,                          o  Assistant Treasurer
     AARP Services, Inc.
                                               Caroline Pearson*
 Thomas V. Bruns*                                o  Assistant Secretary
   o  Vice President
                                               *Scudder Kemper Investments, Inc.
 Susan Dahl*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       36

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group